Exhibit 99.2

BB&T Corporation

Quarterly Performance Summary

Third Quarter 2014

BB&T Corporation
Financial Highlights
(Dollars in millions, except per share data, shares in thousands)
	Quarter Ended					Year-to-Date
	September 30%					September 30%
	2014		2013		Change	2014		2013		Change
Summary Income Statement
Interest income	$1,578		$1,676		(5.8)%	$4,732		$5,053		(6.4)%
Interest expense	193		222		(13.1)	586		688		(14.8)
Net interest income - taxable equivalent	1,385		1,454		(4.7)	4,146		4,365		(5.0)
Less: Taxable-equivalent adjustment	36		37		(2.7)	107		111		(3.6)
Net interest income	1,349		1,417		(4.8)	4,039		4,254		(5.1)
Provision for credit losses	34		92		(63.0)	168		532		(68.4)
Net interest income after provision for credit losses	1,315		1,325		(0.8)	3,871		3,722		4.0
Noninterest income	936		905		3.4	2,780		2,952		(5.8)
Noninterest expense	1,556		1,471		5.8	4,510		4,381		2.9
Income before income taxes	695		759		(8.4)	2,141		2,293		(6.6)
Provision for income taxes	134		450		(70.2)	524		1,152		(54.5)
Net income	561		309		81.6	1,617		1,141		41.7
Noncontrolling interests	4		4		―	60		36		66.7
Preferred stock dividends	37		37		―	111		80		38.8
Net income available to common shareholders	520		268		94.0	1,446		1,025		41.1
Per Common Share Data
Earnings:
Basic	$0.72		$0.38		89.5%	$2.02		$1.46		38.4%
Diluted	0.71		0.37		91.9	1.99		1.44		38.2
Cash dividends declared	0.24		0.23		4.3	0.71		0.69		2.9
Common equity	30.04		27.59		8.9	30.04		27.59		8.9
Tangible common equity (1)	19.77		17.06		15.9	19.77		17.06		15.9

End of period shares outstanding (in thousands)	720,298		704,925		2.2	720,298		704,925		2.2
Weighted average shares (in thousands):
Basic	720,117		704,134		2.3	717,373		702,219		2.2
Diluted	729,989		716,101		1.9	727,594		713,282		2.0
Performance Ratios
Return on average assets	1.19%		0.68%			1.17%		0.84%
Return on average risk-weighted assets	1.58		0.89			1.55		1.11
Return on average common shareholders' equity	9.60		5.44			9.16		7.10
Return on average tangible common shareholders' equity (2)	15.04		9.33			14.51		12.11
Net interest margin - taxable equivalent	3.38		3.68			3.44		3.71
Fee income ratio (3)	44.0		41.6			43.8		43.0
Efficiency ratio (3)	59.7		60.1			59.6		58.0
Credit Quality (including covered assets)
Nonperforming assets as a percentage of:
Total assets	0.50%		0.72%			0.50%		0.72%
Loans and leases plus foreclosed property	0.79		1.13			0.79		1.13
Net charge-offs as a percentage of average
loans and leases	0.48		0.50			0.48		0.76
Allowance for loan and lease losses as a percentage
of loans and leases held for investment	1.27		1.59			1.27		1.59
Ratio of allowance for loan and lease losses to
nonperforming loans and leases held for investment	1.92	X	1.78	X		1.92	X	1.78	X
Average Balances
Total assets	$186,309		$181,021		2.9%	$184,605		$181,844		1.5%
Total securities (4)	40,566		36,547		11.0	40,448		36,688		10.2
Loans and leases	120,471		118,265		1.9	118,466		117,704		0.6
Deposits	130,608		127,948		2.1	128,660		129,447		(0.6)
Common shareholders' equity	21,508		19,491		10.3	21,106		19,309		9.3
Shareholders' equity	24,187		22,139		9.3	23,779		21,751		9.3
Period-End Balances
Total assets	$187,022		$181,708		2.9%	$187,022		$181,708		2.9%
Total securities (4)	41,891		36,394		15.1	41,891		36,394		15.1
Loans and leases	120,690		118,582		1.8	120,690		118,582		1.8
Deposits	130,895		127,484		2.7	130,895		127,484		2.7
Common shareholders' equity	21,635		19,446		11.3	21,635		19,446		11.3
Shareholders' equity	24,314		22,094		10.0	24,314		22,094		10.0
Capital Ratios - Preliminary
Risk-based:
Tier 1 common equity to risk-weighted assets (1)	10.5%		9.4%			10.5%		9.4%
Tier 1	12.4		11.3			12.4		11.3
Total	15.1		13.9			15.1		13.9
Basel III common equity Tier 1, estimated (1)	10.3		9.2			10.3		9.2
Leverage	9.7		9.0			9.7		9.0
Tangible common equity to tangible assets (1)	7.9		6.9			7.9		6.9
Applicable ratios are annualized.
(1)					Tangible common equity per share, Tier 1 common equity to risk-weighted assets, Basel III common equity Tier 1 and tangible common equity to tangible assets ratios are non-GAAP measures. See the calculations and management's reasons for using these measures in the Capital Information - Five Quarter Trend section of this supplement.
(2)					Return on average tangible common shareholders' equity is a non-GAAP measure. See the calculation and management's reasons for using this measure in the Non-GAAP Reconciliations section of this supplement.
(3)					Excludes certain items as detailed in the Non-GAAP Reconciliations section of this supplement.
(4)					Excludes trading securities. Average balances reflect both AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost.

1

BB&T Corporation
Financial Highlights - Five Quarter Trend
(Dollars in millions, except per share data, shares in thousands)

	Quarter Ended
	Sept. 30		June 30		March 31		Dec. 31		Sept. 30
	2014		2014		2014		2013		2013
Summary Income Statement
Interest income	$1,578		$1,572		$1,582		$1,601		$1,676
Interest expense	193		194		199		204		222
Net interest income - taxable equivalent	1,385		1,378		1,383		1,397		1,454
Less: Taxable-equivalent adjustment	36		35		36		35		37
Net interest income	1,349		1,343		1,347		1,362		1,417
Provision for credit losses	34		74		60		60		92
Net interest income after provision for credit losses	1,315		1,269		1,287		1,302		1,325
Noninterest income	936		933		911		985		905
Noninterest expense	1,556		1,551		1,403		1,456		1,471
Income before income taxes	695		651		795		831		759
Provision for income taxes	134		173		217		243		450
Net income	561		478		578		588		309
Noncontrolling interests	4		16		40		14		4
Preferred stock dividends	37		37		37		37		37
Net income available to common shareholders	520		425		501		537		268
Per Common Share Data
Earnings:
Basic	$0.72		$0.59		$0.70		$0.76		$0.38
Diluted	0.71		0.58		0.69		0.75		0.37
Cash dividends declared	0.24		0.24		0.23		0.23		0.23
Common equity	30.04		29.57		29.03		28.52		27.59
Tangible common equity (1)	19.77		19.26		18.77		18.08		17.06

End of period shares outstanding (in thousands)	720,298		719,584		718,497		706,620		704,925
Weighted average shares (in thousands):
Basic	720,117		719,080		712,842		705,485		704,134
Diluted	729,989		728,452		724,283		717,671		716,101
Performance Ratios
Return on average assets	1.19%		1.04%		1.29%		1.30%		0.68%
Return on average risk-weighted assets	1.58		1.38		1.71		1.70		0.89
Return on average common shareholders' equity	9.60		8.03		9.87		10.85		5.44
Return on average tangible common shareholders' equity (2)	15.04		12.74		15.81		17.91		9.33
Net interest margin - taxable equivalent	3.38		3.43		3.52		3.56		3.68
Fee income ratio (3)	44.0		44.0		43.2		43.5		41.6
Efficiency ratio (3)	59.7		59.8		59.3		59.9		60.1
Credit Quality (including covered assets)
Nonperforming assets as a percentage of:
Total assets	0.50%		0.52%		0.59%		0.64%		0.72%
Loans and leases plus foreclosed property	0.79		0.81		0.93		1.01		1.13
Net charge-offs as a percentage of average
loans and leases	0.48		0.41		0.56		0.49		0.50
Allowance for loan and lease losses as a percentage
of loans and leases held for investment	1.27		1.33		1.41		1.49		1.59
Ratio of allowance for loan and lease losses to
nonperforming loans and leases held for investment	1.92	X	1.89	X	1.82	X	1.85	X	1.78	X
Average Balances
Total assets	$186,309		$185,065		$182,397		$179,534		$181,021
Total securities (4)	40,566		40,656		40,117		37,022		36,547
Loans and leases	120,471		118,510		116,372		117,001		118,265
Deposits	130,608		129,599		125,718		125,906		127,948
Common shareholders' equity	21,508		21,193		20,610		19,657		19,491
Total shareholders' equity	24,187		23,876		23,264		22,305		22,139
Period-End Balances
Total assets	$187,022		$188,012		$184,651		$183,010		$181,708
Total securities (4)	41,891		41,368		41,308		40,205		36,394
Loans and leases	120,690		121,215		117,632		117,139		118,582
Deposits	130,895		131,586		127,476		127,475		127,484
Common shareholders' equity	21,635		21,277		20,859		20,156		19,446
Shareholders' equity	24,314		23,965		23,556		22,809		22,094
Capital Ratios - Preliminary
Risk-based:
Tier 1 common equity to risk-weighted assets (1)	10.5%		10.2%		10.2%		9.9%		9.4%
Tier 1	12.4		12.1		12.1		11.8		11.3
Total	15.1		14.4		14.6		14.3		13.9
Basel III common equity Tier 1, estimated (1)	10.3		10.0		10.0		9.7		9.2
Leverage	9.7		9.5		9.5		9.3		9.0
Tangible common equity to tangible assets (1)	7.9		7.7		7.6		7.3		6.9
Applicable ratios are annualized.
(1)	Tangible common equity per share, Tier 1 common equity to risk-weighted assets, Basel III common equity Tier 1 and tangible common equity to tangible assets ratios are non-GAAP measures. See the calculations and management's reasons for using these measures in the Capital Information - Five Quarter Trend section of this supplement.
(2)	Return on average tangible common shareholders' equity is a non-GAAP measure. See the calculation and management's reasons for using this measure in the Non-GAAP Reconciliations section of this supplement.
(3)	Excludes certain items as detailed in the Non-GAAP Reconciliations section of this supplement.
(4)	Excludes trading securities. Average balances reflect both AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost.
2

BB&T Corporation
Consolidated Statements of Income
(Dollars in millions, except per share data, shares in thousands)

	Quarter Ended				Year-to-Date
	Sept. 30		Change		Sept. 30		Change
	2014	2013	$	%	2014	2013	$	%
Interest Income
Interest and fees on loans and leases	$1,301	$1,411	$(110)	(7.8)%	$3,891	$4,262	$(371)	(8.7)%
Interest and dividends on securities	232	221	11	5.0	702	651	51	7.8
Interest on other earning assets	8	7	1	14.3	31	28	3	10.7
Total interest income	1,541	1,639	(98)	(6.0)	4,624	4,941	(317)	(6.4)
Interest Expense
Interest on deposits	61	72	(11)	(15.3)	181	236	(55)	(23.3)
Interest on short-term borrowings	1	1	―	―	3	5	(2)	(40.0)
Interest on long-term debt	130	149	(19)	(12.8)	401	446	(45)	(10.1)
Total interest expense	192	222	(30)	(13.5)	585	687	(102)	(14.8)
Net interest income	1,349	1,417	(68)	(4.8)	4,039	4,254	(215)	(5.1)
Provision for credit losses	34	92	(58)	(63.0)	168	532	(364)	(68.4)
Net interest income after provision for credit losses	1,315	1,325	(10)	(0.8)	3,871	3,722	149	4.0
Noninterest income
Insurance income	385	355	30	8.5	1,234	1,146	88	7.7
Service charges on deposits	156	152	4	2.6	448	433	15	3.5
Mortgage banking income	107	117	(10)	(8.5)	267	465	(198)	(42.6)
Investment banking and brokerage fees and commissions	95	89	6	6.7	275	282	(7)	(2.5)
Bankcard fees and merchant discounts	70	67	3	4.5	202	191	11	5.8
Trust and investment advisory revenues	56	51	5	9.8	165	148	17	11.5
Checkcard fees	52	51	1	2.0	151	149	2	1.3
Income from bank-owned life insurance	28	27	1	3.7	80	81	(1)	(1.2)
FDIC loss share income, net	(87)	(74)	(13)	17.6	(259)	(218)	(41)	18.8
Securities gains (losses), net	(5)	―	(5)	NM	(3)	46	(49)	(106.5)
Other income	79	70	9	12.9	220	229	(9)	(3.9)
Total noninterest income	936	905	31	3.4	2,780	2,952	(172)	(5.8)
Noninterest Expense
Personnel expense	795	805	(10)	(1.2)	2,386	2,466	(80)	(3.2)
Occupancy and equipment expense	170	177	(7)	(4.0)	514	518	(4)	(0.8)
Loan-related expense	84	70	14	20.0	253	191	62	32.5
Professional services	34	60	(26)	(43.3)	101	143	(42)	(29.4)
Software expense	44	39	5	12.8	129	115	14	12.2
Regulatory charges	23	40	(17)	(42.5)	82	110	(28)	(25.5)
Outside IT services	30	24	6	25.0	88	60	28	46.7
Amortization of intangibles	23	26	(3)	(11.5)	69	80	(11)	(13.8)
Foreclosed property expense	11	14	(3)	(21.4)	30	44	(14)	(31.8)
Merger-related and restructuring charges, net	7	4	3	75.0	28	36	(8)	(22.2)
Loss on early extinguishment of debt	122	―	122	NM	122	―	122	NM
Other expense	213	212	1	0.5	708	618	90	14.6
Total noninterest expense	1,556	1,471	85	5.8	4,510	4,381	129	2.9
Earnings
Income before income taxes	695	759	(64)	(8.4)	2,141	2,293	(152)	(6.6)
Provision for income taxes	134	450	(316)	(70.2)	524	1,152	(628)	(54.5)
Net Income	561	309	252	81.6	1,617	1,141	476	41.7
Noncontrolling interests	4	4	―	―	60	36	24	66.7
Preferred stock dividends	37	37	―	―	111	80	31	38.8
Net income available to common shareholders	$520	$268	$252	94.0%	$1,446	$1,025	$421	41.1%

Earnings Per Common Share
Basic	$0.72	$0.38	$0.34	89.5%	$2.02	$1.46	$0.56	38.4%
Diluted	0.71	0.37	0.34	91.9	1.99	1.44	0.55	38.2

Weighted Average Shares Outstanding
Basic	720,117	704,134	15,983	2.3	717,373	702,219	15,154	2.2
Diluted	729,989	716,101	13,888	1.9	727,594	713,282	14,312	2.0
NM - not meaningful.
3

BB&T Corporation
Consolidated Statements of Income - Five Quarter Trend
(Dollars in millions, except per share data, shares in thousands)

	Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2014	2014	2014	2013	2013
Interest Income
Interest and fees on loans and leases	$1,301	$1,295	$1,295	$1,341	$1,411
Interest and dividends on securities	232	234	236	220	221
Interest on other earning assets	8	8	15	5	7
Total interest income	1,541	1,537	1,546	1,566	1,639
Interest Expense
Interest on deposits	61	60	60	65	72
Interest on short-term borrowings	1	1	1	1	1
Interest on long-term debt	130	133	138	138	149
Total interest expense	192	194	199	204	222
Net interest income	1,349	1,343	1,347	1,362	1,417
Provision for credit losses	34	74	60	60	92
Net interest income after provision for credit losses	1,315	1,269	1,287	1,302	1,325
Noninterest income
Insurance income	385	422	427	371	355
Service charges on deposits	156	149	143	151	152
Mortgage banking income	107	86	74	100	117
Investment banking and brokerage fees and commissions	95	92	88	101	89
Bankcard fees and merchant discounts	70	70	62	65	67
Trust and investment advisory revenues	56	55	54	52	51
Checkcard fees	52	52	47	50	51
Income from bank-owned life insurance	28	25	27	32	27
FDIC loss share income, net	(87)	(88)	(84)	(75)	(74)
Securities gains (losses), net	(5)	―	2	5	―
Other income	79	70	71	133	70
Total noninterest income	936	933	911	985	905
Noninterest Expense
Personnel expense	795	809	782	827	805
Occupancy and equipment expense	170	168	176	174	177
Loan-related expense	84	100	69	64	70
Professional services	34	34	33	46	60
Software expense	44	42	43	43	39
Regulatory charges	23	30	29	33	40
Outside IT services	30	31	27	29	24
Amortization of intangibles	23	23	23	26	26
Foreclosed property expense	11	10	9	11	14
Merger-related and restructuring charges, net	7	13	8	10	4
Loss on early extinguishment of debt	122	―	―	―	―
Other expense	213	291	204	193	212
Total noninterest expense	1,556	1,551	1,403	1,456	1,471
Earnings
Income before income taxes	695	651	795	831	759
Provision for income taxes	134	173	217	243	450
Net Income	561	478	578	588	309
Noncontrolling interests	4	16	40	14	4
Preferred stock dividends	37	37	37	37	37
Net income available to common shareholders	$520	$425	$501	$537	$268

Earnings Per Common Share
Basic	$0.72	$0.59	$0.70	$0.76	$0.38
Diluted	0.71	0.58	0.69	0.75	0.37

Weighted Average Shares Outstanding
Basic	720,117	719,080	712,842	705,485	704,134
Diluted	729,989	728,452	724,283	717,671	716,101
4

BB&T Corporation
Lines of Business Financial Performance - Five Quarter Trend (1)(2)
(Dollars in millions)
	Quarter Ended
Community Banking	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2014	2014	2014	2013	2013
Net interest income (expense)	$437	$430	$424	$432	$431
Net intersegment interest income (expense)	296	298	299	318	326
Segment net interest income	733	728	723	750	757
Allocated provision (benefit) for credit losses	52	35	16	8	46
Noninterest income	322	316	295	311	321
Intersegment net referral fees (expense)	31	29	26	31	42
Noninterest expense	380	397	394	413	409
Amortization of intangibles	6	8	8	8	9
Allocated corporate expenses	285	284	284	261	260
Income (loss) before income taxes	363	349	342	402	396
Provision (benefit) for income taxes	132	128	125	148	146
Segment net income (loss)	$231	$221	$217	$254	$250

Identifiable assets (period end)	$55,114	$54,707	$55,288	$55,666	$55,190

	Quarter Ended
Residential Mortgage Banking	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2014	2014	2014	2013	2013
Net interest income (expense)	$372	$375	$378	$388	$397
Net intersegment interest income (expense)	(246)	(250)	(251)	(250)	(247)
Segment net interest income	126	125	127	138	150
Allocated provision (benefit) for credit losses	(48)	(1)	(20)	18	(29)
Noninterest income	82	68	60	76	96
Intersegment net referral fees (expense)	―	―	1	―	(1)
Noninterest expense	107	206	86	98	96
Amortization of intangibles	―	―	―	―	―
Allocated corporate expenses	21	21	21	18	17
Income (loss) before income taxes	128	(33)	101	80	161
Provision (benefit) for income taxes	48	(12)	38	31	61
Segment net income (loss)	$80	$(21)	$63	$49	$100

Identifiable assets (period end)	$35,778	$36,448	$36,050	$36,083	$37,436

	Quarter Ended
Dealer Financial Services	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2014	2014	2014	2013	2013
Net interest income (expense)	$212	$207	$202	$209	$210
Net intersegment interest income (expense)	(41)	(39)	(38)	(40)	(39)
Segment net interest income	171	168	164	169	171
Allocated provision (benefit) for credit losses	53	31	73	57	48
Noninterest income	―	―	1	―	1
Intersegment net referral fees (expense)	―	―	―	―	―
Noninterest expense	29	28	29	26	28
Amortization of intangibles	―	―	―	―	―
Allocated corporate expenses	7	7	7	7	7
Income (loss) before income taxes	82	102	56	79	89
Provision (benefit) for income taxes	31	39	21	30	33
Segment net income (loss)	$51	$63	$35	$49	$56

Identifiable assets (period end)	$12,514	$12,513	$11,823	$11,525	$11,503

	Quarter Ended
Specialized Lending	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2014	2014	2014	2013	2013
Net interest income (expense)	$149	$143	$138	$145	$181
Net intersegment interest income (expense)	(38)	(34)	(34)	(31)	(33)
Segment net interest income	111	109	104	114	148
Allocated provision (benefit) for credit losses	4	13	9	5	1
Noninterest income	63	51	49	58	58
Intersegment net referral fees (expense)	―	―	―	―	―
Noninterest expense	56	52	51	55	72
Amortization of intangibles	1	1	1	1	1
Allocated corporate expenses	15	15	14	16	17
Income (loss) before income taxes	98	79	78	95	115
Provision (benefit) for income taxes	27	19	19	25	33
Segment net income (loss)	$71	$60	$59	$70	$82

Identifiable assets (period end)	$17,536	$17,666	$16,146	$16,564	$17,076
(1)	Lines of business results are preliminary.
(2)	During the first quarter of 2014, approximately $8.3 billion of home equity loans were transferred from Community Banking to Residential Mortgage Banking based on a change in how these loans will be managed as a result of new qualified mortgage regulations. Prior period segment data has been reclassified to conform to the current presentation.
5

BB&T Corporation
Lines of Business Financial Performance - Five Quarter Trend (1)(2)
(Dollars in millions)
	Quarter Ended
Insurance Services	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2014	2014	2014	2013	2013
Net interest income (expense)	$ ―	$1	$ ―	$1	$1
Net intersegment interest income (expense)	1	2	1	1	2
Segment net interest income	1	3	1	2	3
Allocated provision (benefit) for credit losses	―	―	―	―	―
Noninterest income	387	424	431	385	357
Intersegment net referral fees (expense)	―	―	―	―	―
Noninterest expense	297	308	303	268	287
Amortization of intangibles	13	14	13	15	16
Allocated corporate expenses	21	19	17	21	14
Income (loss) before income taxes	57	86	99	83	43
Provision (benefit) for income taxes	21	29	24	29	16
Segment net income (loss)	$36	$57	$75	$54	$27

Identifiable assets (period end)	$2,736	$3,015	$3,070	$2,990	$2,876

	Quarter Ended
Financial Services	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2014	2014	2014	2013	2013
Net interest income (expense)	$46	$45	$42	$39	$42
Net intersegment interest income (expense)	66	63	64	69	70
Segment net interest income	112	108	106	108	112
Allocated provision (benefit) for credit losses	4	3	―	(3)	(1)
Noninterest income	186	189	177	205	179
Intersegment net referral fees (expense)	8	7	6	9	9
Noninterest expense	157	164	149	160	150
Amortization of intangibles	1	―	1	1	1
Allocated corporate expenses	30	30	30	24	24
Income (loss) before income taxes	114	107	109	140	126
Provision (benefit) for income taxes	43	40	41	53	47
Segment net income (loss)	$71	$67	$68	$87	$79

Identifiable assets (period end)	$12,033	$11,972	$10,883	$10,001	$11,051

	Quarter Ended
Other, Treasury & Corporate (3)	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2014	2014	2014	2013	2013
Net interest income (expense)	$133	$142	$163	$148	$155
Net intersegment interest income (expense)	(38)	(40)	(41)	(67)	(79)
Segment net interest income	95	102	122	81	76
Allocated provision (benefit) for credit losses	(31)	(7)	(18)	(25)	27
Noninterest income	(104)	(115)	(102)	(50)	(107)
Intersegment net referral fees (expense)	(39)	(36)	(33)	(40)	(50)
Noninterest expense	507	373	368	410	403
Amortization of intangibles	2	―	―	1	(1)
Allocated corporate expenses	(379)	(376)	(373)	(347)	(339)
Income (loss) before income taxes	(147)	(39)	10	(48)	(171)
Provision (benefit) for income taxes	(168)	(70)	(51)	(73)	114
Segment net income (loss)	$21	$31	$61	$25	$(285)

Identifiable assets (period end)	$51,311	$51,691	$51,391	$50,181	$46,576

	Quarter Ended
Total BB&T Corporation	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2014	2014	2014	2013	2013
Net interest income (expense)	$1,349	$1,343	$1,347	$1,362	$1,417
Net intersegment interest income (expense)	―	―	―	―	―
Segment net interest income	1,349	1,343	1,347	1,362	1,417
Allocated provision (benefit) for credit losses	34	74	60	60	92
Noninterest income	936	933	911	985	905
Intersegment net referral fees (expense)	―	―	―	―	―
Noninterest expense	1,533	1,528	1,380	1,430	1,445
Amortization of intangibles	23	23	23	26	26
Allocated corporate expenses	―	―	―	―	―
Income (loss) before income taxes	695	651	795	831	759
Provision (benefit) for income taxes	134	173	217	243	450
Segment net income (loss)	$561	$478	$578	$588	$309

Identifiable assets (period end)	$187,022	$188,012	$184,651	$183,010	$181,708
(1)	Lines of business results are preliminary.
(2)	During the first quarter of 2014, approximately $8.3 billion of home equity loans were transferred from Community Banking to Residential Mortgage Banking based on a change in how these loans will be managed as a result of new qualified mortgage regulations. Prior period segment data has been reclassified to conform to the current presentation.
(3)	Includes financial data from subsidiaries below the quantitative and qualitative thresholds requiring disclosure.
6

BB&T Corporation
Consolidated Balance Sheets
(Dollars in millions)

	As of September 30		Change
	2014	2013	$	%
Assets
Cash and due from banks	$1,439	$1,811	$(372)	(20.5)%
Interest-bearing deposits with banks	437	498	(61)	(12.2)
Federal funds sold and securities purchased under
resale agreements or similar arrangements	141	160	(19)	(11.9)
Restricted cash	292	516	(224)	(43.4)
Securities available for sale at fair value (1)	21,174	22,865	(1,691)	(7.4)
Securities held to maturity	20,717	13,529	7,188	53.1
Loans and leases:
Commercial:
Commercial and industrial	40,048	38,256	1,792	4.7
Commercial real estate—income producing properties	10,662	9,860	802	8.1
Commercial real estate—construction and development	2,733	2,453	280	11.4
Direct retail lending (2)	8,042	16,128	(8,086)	(50.1)
Sales finance	10,269	9,132	1,137	12.5
Revolving credit	2,414	2,333	81	3.5
Residential mortgage (2)	31,813	24,037	7,776	32.4
Other lending subsidiaries	11,283	11,102	181	1.6
Total loans and leases held for investment (excluding covered loans)	117,264	113,301	3,963	3.5
Covered loans	1,425	2,324	(899)	(38.7)
Total loans and leases held for investment	118,689	115,625	3,064	2.6
Loans held for sale	2,001	2,957	(956)	(32.3)
Total loans and leases	120,690	118,582	2,108	1.8
Allowance for loan and lease losses	(1,504)	(1,838)	334	(18.2)
Premises and equipment	1,842	1,876	(34)	(1.8)
Goodwill	6,869	6,823	46	0.7
Core deposit and other intangible assets	527	595	(68)	(11.4)
Residential mortgage servicing rights at fair value	943	956	(13)	(1.4)
Other assets (3)	13,455	15,335	(1,880)	(12.3)
Total assets	$187,022	$181,708	$5,314	2.9%
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$38,576	$34,486	$4,090	11.9%
Interest checking	18,640	18,837	(197)	(1.0)
Money market and savings	50,845	49,000	1,845	3.8
Time deposits and IRAs	22,834	25,161	(2,327)	(9.2)
Total deposits	130,895	127,484	3,411	2.7
Short-term borrowings	3,385	4,813	(1,428)	(29.7)
Long-term debt	22,355	20,402	1,953	9.6
Other liabilities	6,073	6,915	(842)	(12.2)
Total liabilities	162,708	159,614	3,094	1.9
Shareholders' equity:
Preferred stock	2,603	2,603	―	―
Common stock	3,601	3,525	76	2.2
Additional paid-in capital	6,494	6,112	382	6.3
Retained earnings	11,982	10,669	1,313	12.3
Accumulated other comprehensive loss	(442)	(860)	418	(48.6)
Noncontrolling interests	76	45	31	68.9
Total shareholders' equity	24,314	22,094	2,220	10.0
Total liabilities and shareholders' equity	$187,022	$181,708	$5,314	2.9%
(1)	Includes covered securities of $1.3 billion and $1.4 billion at September 30, 2014 and 2013, respectively.
(2)	During the first quarter of 2014, $8.3 billion of loans were transferred from direct retail lending to residential mortgage.
(3)	Includes $92 million and $186 million of covered foreclosed property and covered other assets at September 30, 2014 and 2013, respectively.
7

BB&T Corporation
Consolidated Balance Sheets - Five Quarter Trend
(Dollars in millions)

	As of
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2014	2014	2014	2013	2013
Assets
Cash and due from banks	$1,439	$1,718	$1,722	$1,565	$1,811
Interest-bearing deposits with banks	437	589	354	452	498
Federal funds sold and securities purchased under
resale agreements or similar arrangements	141	141	144	148	160
Restricted cash	292	292	363	422	516
Securities available for sale at fair value (1)	21,174	20,936	20,496	22,104	22,865
Securities held to maturity	20,717	20,432	20,812	18,101	13,529
Loans and leases:
Commercial:
Commercial and industrial	40,048	40,318	39,119	38,508	38,256
Commercial real estate—income producing properties	10,662	10,438	10,411	10,228	9,860
Commercial real estate—construction and development	2,733	2,634	2,478	2,382	2,453
Direct retail lending (2)	8,042	7,797	7,519	15,869	16,128
Sales finance	10,269	10,405	9,759	9,382	9,132
Revolving credit	2,414	2,391	2,340	2,403	2,333
Residential mortgage (2)	31,813	32,800	32,897	24,648	24,037
Other lending subsidiaries	11,283	11,087	10,186	10,462	11,102
Total loans and leases held for investment (excluding covered loans)	117,264	117,870	114,709	113,882	113,301
Covered loans	1,425	1,653	1,819	2,035	2,324
Total loans and leases held for investment	118,689	119,523	116,528	115,917	115,625
Loans held for sale	2,001	1,692	1,104	1,222	2,957
Total loans and leases	120,690	121,215	117,632	117,139	118,582
Allowance for loan and lease losses	(1,504)	(1,590)	(1,642)	(1,732)	(1,838)
Premises and equipment	1,842	1,857	1,854	1,869	1,876
Goodwill	6,869	6,868	6,824	6,814	6,823
Core deposit and other intangible assets	527	552	546	569	595
Residential mortgage servicing rights at fair value	943	954	1,008	1,047	956
Other assets (3)	13,455	14,048	14,538	14,512	15,335
Total assets	$187,022	$188,012	$184,651	$183,010	$181,708
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$38,576	$37,398	$36,322	$34,972	$34,486
Interest checking	18,640	18,557	18,416	18,861	18,837
Money market and savings	50,845	49,191	49,072	48,687	49,000
Time deposits and IRAs	22,834	26,440	23,666	24,955	25,161
Total deposits	130,895	131,586	127,476	127,475	127,484
Short-term borrowings	3,385	3,979	3,285	4,138	4,813
Long-term debt	22,355	21,927	23,384	21,493	20,402
Other liabilities	6,073	6,555	6,950	7,095	6,915
Total liabilities	162,708	164,047	161,095	160,201	159,614
Shareholders' equity:
Preferred stock	2,603	2,603	2,603	2,603	2,603
Common stock	3,601	3,598	3,592	3,533	3,525
Additional paid-in capital	6,494	6,451	6,385	6,172	6,112
Retained earnings	11,982	11,634	11,382	11,044	10,669
Accumulated other comprehensive loss	(442)	(406)	(500)	(593)	(860)
Noncontrolling interests	76	85	94	50	45
Total shareholders' equity	24,314	23,965	23,556	22,809	22,094
Total liabilities and shareholders' equity	$187,022	$188,012	$184,651	$183,010	$181,708
(1)	Includes covered securities of $1.3 billion, $1.3 billion, $1.4 billion, $1.4 billion and $1.4 billion at September 30, 2014, June 30, 2014, March 31, 2014, December 31, 2013 and September 30, 2013, respectively.
(2)	During the first quarter of 2014, $8.3 billion of loans were transferred from direct retail lending to residential mortgage.
(3)	Includes $92 million, $98 million, $138 million, $163 million and $186 million of covered foreclosed property and covered other assets at September 30, 2014, June 30, 2014, March 31, 2014, December 31, 2013 and September 30, 2013, respectively.
8

BB&T Corporation
Average Balance Sheets
(Dollars in millions)

	Quarter Ended				Year-to-Date
	September 30		Change		September 30		Change
	2014	2013	$	%	2014	2013	$	%
Assets
Securities, at amortized cost (1):
U.S. Treasury	$2,183	$518	$1,665	NM %	$1,918	$394	$1,524	NM %
U.S. government-sponsored entities (GSE)	5,465	5,358	107	2.0	5,557	4,821	736	15.3
Mortgage-backed securities issued by GSE	29,340	27,050	2,290	8.5	29,436	27,792	1,644	5.9
States and political subdivisions	1,825	1,835	(10)	(0.5)	1,830	1,836	(6)	(0.3)
Non-agency mortgage-backed	242	277	(35)	(12.6)	250	288	(38)	(13.2)
Other	592	463	129	27.9	511	469	42	9.0
Covered	919	1,046	(127)	(12.1)	946	1,088	(142)	(13.1)
Total securities	40,566	36,547	4,019	11.0	40,448	36,688	3,760	10.2
Other earning assets	1,842	2,173	(331)	(15.2)	1,898	2,543	(645)	(25.4)
Loans and leases:
Commercial:
Commercial and industrial	39,906	38,446	1,460	3.8	39,251	38,243	1,008	2.6
CRE—income producing properties	10,596	9,907	689	7.0	10,425	9,877	548	5.5
CRE—construction and development	2,670	2,459	211	8.6	2,565	2,641	(76)	(2.9)
Direct retail lending (2)	7,912	16,112	(8,200)	(50.9)	8,304	15,936	(7,632)	(47.9)
Sales finance	10,313	8,992	1,321	14.7	9,926	8,454	1,472	17.4
Revolving credit	2,396	2,308	88	3.8	2,372	2,285	87	3.8
Residential mortgage (2)	32,000	23,403	8,597	36.7	31,690	23,470	8,220	35.0
Other lending subsidiaries	11,234	11,018	216	2.0	10,678	10,475	203	1.9
Total loans and leases held for investment
(excluding covered loans)	117,027	112,645	4,382	3.9	115,211	111,381	3,830	3.4
Covered loans	1,537	2,502	(965)	(38.6)	1,715	2,829	(1,114)	(39.4)
Total loans and leases held for investment	118,564	115,147	3,417	3.0	116,926	114,210	2,716	2.4
Loans held for sale	1,907	3,118	(1,211)	(38.8)	1,540	3,494	(1,954)	(55.9)
Total loans and leases	120,471	118,265	2,206	1.9	118,466	117,704	762	0.6
Total earning assets	162,879	156,985	5,894	3.8	160,812	156,935	3,877	2.5
Nonearning assets	23,430	24,036	(606)	(2.5)	23,793	24,909	(1,116)	(4.5)
Total assets	$186,309	$181,021	$5,288	2.9%	$184,605	$181,844	$2,761	1.5%
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$38,103	$34,244	$3,859	11.3%	$36,720	$33,456	$3,264	9.8%
Interest checking	18,588	18,826	(238)	(1.3)	18,536	19,419	(883)	(4.5)
Money market and savings	49,974	48,676	1,298	2.7	49,240	48,417	823	1.7
Time deposits and IRAs	23,304	25,562	(2,258)	(8.8)	23,421	27,497	(4,076)	(14.8)
Foreign office deposits - interest-bearing	639	640	(1)	(0.2)	743	658	85	12.9
Total deposits	130,608	127,948	2,660	2.1	128,660	129,447	(787)	(0.6)
Short-term borrowings	3,321	4,637	(1,316)	(28.4)	3,531	4,659	(1,128)	(24.2)
Long-term debt	22,069	19,447	2,622	13.5	22,234	18,811	3,423	18.2
Other liabilities	6,124	6,850	(726)	(10.6)	6,401	7,176	(775)	(10.8)
Total liabilities	162,122	158,882	3,240	2.0	160,826	160,093	733	0.5
Shareholders' equity	24,187	22,139	2,048	9.3	23,779	21,751	2,028	9.3
Total liabilities and shareholders' equity	$186,309	$181,021	$5,288	2.9%	$184,605	$181,844	$2,761	1.5%
Average balances exclude basis adjustments for fair value hedges.
(1)	Excludes trading securities.
(2)	During the first quarter of 2014, $8.3 billion of loans were transferred from direct retail lending to residential mortgage.
NM - not meaningful.
9

BB&T Corporation
Average Balance Sheets - Five Quarter Trend
(Dollars in millions)

	Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2014	2014	2014	2013	2013
Assets
Securities, at amortized cost (1):
U.S. Treasury	$2,183	$1,932	$1,634	$824	$518
U.S. government-sponsored entities (GSE)	5,465	5,604	5,603	5,596	5,358
Mortgage-backed securities issued by GSE	29,340	29,627	29,339	27,020	27,050
States and political subdivisions	1,825	1,831	1,833	1,834	1,835
Non-agency mortgage-backed	242	250	259	268	277
Other	592	464	477	475	463
Covered	919	948	972	1,005	1,046
Total securities	40,566	40,656	40,117	37,022	36,547
Other earning assets	1,842	1,977	1,875	2,022	2,173
Loans and leases:
Commercial:
Commercial and industrial	39,906	39,397	38,435	38,101	38,446
Commercial real estate—income producing properties	10,596	10,382	10,293	10,031	9,907
Commercial real estate—construction and development	2,670	2,566	2,454	2,433	2,459
Direct retail lending (2)	7,912	7,666	9,349	15,998	16,112
Sales finance	10,313	10,028	9,428	9,262	8,992
Revolving credit	2,396	2,362	2,357	2,357	2,308
Residential mortgage (2)	32,000	32,421	30,635	23,979	23,403
Other lending subsidiaries	11,234	10,553	10,236	10,448	11,018
Total loans and leases held for investment (excluding covered loans)	117,027	115,375	113,187	112,609	112,645
Covered loans	1,537	1,739	1,874	2,186	2,502
Total loans and leases held for investment	118,564	117,114	115,061	114,795	115,147
Loans held for sale	1,907	1,396	1,311	2,206	3,118
Total loans and leases	120,471	118,510	116,372	117,001	118,265
Total earning assets	162,879	161,143	158,364	156,045	156,985
Nonearning assets	23,430	23,922	24,033	23,489	24,036
Total assets	$186,309	$185,065	$182,397	$179,534	$181,021
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$38,103	$36,634	$35,392	$35,347	$34,244
Interest checking	18,588	18,406	18,615	18,969	18,826
Money market and savings	49,974	48,965	48,767	49,298	48,676
Time deposits and IRAs	23,304	25,010	21,935	21,580	25,562
Foreign office deposits - interest-bearing	639	584	1,009	712	640
Total deposits	130,608	129,599	125,718	125,906	127,948
Short-term borrowings	3,321	2,962	4,321	3,865	4,637
Long-term debt	22,069	22,206	22,432	20,756	19,447
Other liabilities	6,124	6,422	6,662	6,702	6,850
Total liabilities	162,122	161,189	159,133	157,229	158,882
Shareholders' equity	24,187	23,876	23,264	22,305	22,139
Total liabilities and shareholders' equity	$186,309	$185,065	$182,397	$179,534	$181,021
Average balances exclude basis adjustments for fair value hedges.
(1)	Excludes trading securities.
(2)	During the first quarter of 2014, $8.3 billion of loans were transferred from direct retail lending to residential mortgage.
10

BB&T Corporation
Average Balances and Rates - Quarters
(Dollars in millions)

	Quarter Ended
	September 30, 2014			June 30, 2014
	(1)	Interest	(2)	(1)	Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/
	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities, at amortized cost (3):
U.S. Treasury	$2,183	$8	1.48%	$1,932	$7	1.50%
U.S. government-sponsored entities (GSE)	5,465	29	2.12	5,604	29	2.08
Mortgage-backed securities issued by GSE	29,340	145	1.98	29,627	146	1.97
States and political subdivisions	1,825	26	5.78	1,831	27	5.78
Non-agency mortgage-backed	242	5	7.77	250	4	7.65
Other	592	2	1.33	464	2	1.46
Covered	919	31	13.24	948	32	13.56
Total securities	40,566	246	2.43	40,656	247	2.43
Other earning assets	1,842	8	1.71	1,977	8	1.60
Loans and leases:
Commercial:
Commercial and industrial	39,906	336	3.35	39,397	332	3.38
Commercial real estate—income producing properties	10,596	92	3.44	10,382	90	3.50
Commercial real estate—construction and development	2,670	23	3.46	2,566	23	3.57
Direct retail lending (4)	7,912	81	3.98	7,666	80	4.24
Sales finance	10,313	69	2.67	10,028	67	2.67
Revolving credit	2,396	52	8.67	2,362	51	8.64
Residential mortgage (4)	32,000	334	4.16	32,421	342	4.22
Other lending subsidiaries	11,234	251	8.88	10,553	244	9.26
Total loans and leases held for investment
(excluding covered loans)	117,027	1,238	4.20	115,375	1,229	4.27
Covered loans	1,537	67	17.12	1,739	73	16.77
Total loans and leases held for investment	118,564	1,305	4.37	117,114	1,302	4.46
Loans held for sale	1,907	19	4.23	1,396	15	4.21
Total loans and leases	120,471	1,324	4.37	118,510	1,317	4.45
Total earning assets	162,879	1,578	3.85	161,143	1,572	3.91
Nonearning assets	23,430			23,922
Total assets	$186,309			$185,065

Liabilities and Shareholders' Equity
Interest-bearing deposits:
Interest checking	$18,588	3	0.07	$18,406	3	0.06
Money market and savings	49,974	20	0.16	48,965	18	0.14
Time deposits and IRAs	23,304	38	0.64	25,010	39	0.64
Foreign office deposits - interest-bearing	639	―	0.07	584	―	0.08
Total interest-bearing deposits	92,505	61	0.26	92,965	60	0.26
Short-term borrowings	3,321	2	0.14	2,962	1	0.16
Long-term debt	22,069	130	2.36	22,206	133	2.38
Total interest-bearing liabilities	117,895	193	0.65	118,133	194	0.66
Noninterest-bearing deposits	38,103			36,634
Other liabilities	6,124			6,422
Shareholders' equity	24,187			23,876
Total liabilities and shareholders' equity	$186,309			$185,065

Average interest-rate spread			3.20			3.25

Net interest income/ net interest margin		$1,385	3.38%		$1,378	3.43%

Taxable-equivalent adjustment		$36			$35

Applicable ratios are annualized.
(1)	Excludes basis adjustments for fair value hedges.
(2)	Yields are on a fully taxable-equivalent basis.
(3)	Excludes trading securities.
(4)	During the first quarter of 2014, $8.3 billion of loans were transferred from direct retail lending to residential mortgage.
11

BB&T Corporation
Average Balances and Rates - Quarters
(Dollars in millions)

	Quarter Ended
	March 31, 2014			December 31, 2013			September 30, 2013
	(1)	Interest	(2)	(1)	Interest	(2)	(1)	Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/	Average	Income/	Yields/
	Balances	Expense	Rates	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities, at amortized cost (3):
U.S. Treasury	$1,634	$6	1.50%	$824	$2	0.70%	$518	$ ―	0.23%
U.S. government-sponsored entities (GSE)	5,603	29	2.09	5,596	29	2.10	5,358	28	2.06
Mortgage-backed securities issued by GSE	29,339	150	2.04	27,020	142	2.11	27,050	135	2.01
States and political subdivisions	1,833	26	5.77	1,834	27	5.82	1,835	27	5.79
Non-agency mortgage-backed	259	5	6.99	268	4	5.87	277	4	5.75
Other	477	2	1.57	475	2	1.42	463	2	1.44
Covered	972	31	12.86	1,005	28	11.17	1,046	38	14.37
Total securities	40,117	249	2.48	37,022	234	2.52	36,547	234	2.56
Other earning assets	1,875	15	3.30	2,022	5	0.91	2,173	8	1.49
Loans and leases:
Commercial:
Commercial and industrial	38,435	325	3.43	38,101	336	3.50	38,446	346	3.58
CRE—income producing properties	10,293	91	3.57	10,031	91	3.60	9,907	92	3.68
CRE—construction and development	2,454	22	3.64	2,433	23	3.84	2,459	24	3.92
Direct retail lending	9,349	99	4.28	15,998	183	4.50	16,112	188	4.67
Sales finance	9,428	66	2.84	9,262	69	2.95	8,992	69	3.06
Revolving credit	2,357	51	8.78	2,357	51	8.64	2,308	50	8.60
Residential mortgage	30,635	325	4.26	23,979	250	4.18	23,403	249	4.24
Other lending subsidiaries	10,236	238	9.42	10,448	247	9.40	11,018	280	10.09
Total loans and leases held for investment
(excluding covered loans)	113,187	1,217	4.34	112,609	1,250	4.41	112,645	1,298	4.59
Covered loans	1,874	86	18.65	2,186	89	16.28	2,502	106	16.78
Total loans and leases held for investment	115,061	1,303	4.58	114,795	1,339	4.64	115,147	1,404	4.85
Loans held for sale	1,311	15	4.46	2,206	23	4.19	3,118	30	3.73
Total loans and leases	116,372	1,318	4.58	117,001	1,362	4.63	118,265	1,434	4.82
Total earning assets	158,364	1,582	4.03	156,045	1,601	4.08	156,985	1,676	4.25
Nonearning assets	24,033			23,489			24,036
Total assets	$182,397			$179,534			$181,021

Liabilities and Shareholders' Equity
Interest-bearing deposits:
Interest checking	$18,615	3	0.07	$18,969	3	0.07	$18,826	4	0.07
Money market and savings	48,767	15	0.13	49,298	16	0.12	48,676	15	0.12
Time deposits and IRAs	21,935	42	0.75	21,580	45	0.83	25,562	53	0.83
Foreign office deposits - interest-bearing	1,009	―	0.06	712	1	0.06	640	―	0.06
Total interest-bearing deposits	90,326	60	0.27	90,559	65	0.28	93,704	72	0.31
Short-term borrowings	4,321	1	0.11	3,865	1	0.14	4,637	2	0.13
Long-term debt	22,432	138	2.49	20,756	138	2.64	19,447	148	3.05
Total interest-bearing liabilities	117,079	199	0.69	115,180	204	0.70	117,788	222	0.75
Noninterest-bearing deposits	35,392			35,347			34,244
Other liabilities	6,662			6,702			6,850
Shareholders' equity	23,264			22,305			22,139
Total liabilities and shareholders' equity	$182,397			$179,534			$181,021

Average interest-rate spread			3.34			3.38			3.50

Net interest income/ net interest margin		$1,383	3.52%		$1,397	3.56%		$1,454	3.68%

Taxable-equivalent adjustment		$36			$35			$37

Applicable ratios are annualized.
(1)	Excludes basis adjustments for fair value hedges.
(2)	Yields are on a fully taxable-equivalent basis.
(3)	Excludes trading securities.
12

BB&T Corporation
Average Balances and Rates - Year-To-Date
(Dollars in millions)

	Year-to-Date
	September 30, 2014			September 30, 2013
	(1)	Interest	(2)	(1)	Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/
	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities, at amortized cost (3):
U.S. Treasury	$1,918	$21	1.49%	$394	$1	0.23%
U.S. government-sponsored entities (GSE)	5,557	87	2.09	4,821	73	2.02
Mortgage-backed securities issued by GSE	29,436	441	2.00	27,792	410	1.97
States and political subdivisions	1,830	79	5.78	1,836	80	5.80
Non-agency mortgage-backed	250	14	7.46	288	12	5.63
Other	511	6	1.44	469	5	1.46
Covered	946	94	13.22	1,088	109	13.33
Total securities	40,448	742	2.45	36,688	690	2.51
Other earning assets	1,898	31	2.20	2,543	29	1.52
Loans and leases:
Commercial:
Commercial and industrial	39,251	993	3.38	38,243	1,050	3.67
Commercial real estate—income producing properties	10,425	273	3.50	9,877	277	3.75
Commercial real estate—construction and development	2,565	68	3.55	2,641	77	3.87
Direct retail lending (4)	8,304	260	4.17	15,936	558	4.69
Sales finance	9,926	202	2.72	8,454	206	3.26
Revolving credit	2,372	154	8.69	2,285	146	8.53
Residential mortgage (4)	31,690	1,001	4.21	23,470	746	4.24
Other lending subsidiaries	10,678	733	9.17	10,475	821	10.47
Total loans and leases held for investment
(excluding covered loans)	115,211	3,684	4.27	111,381	3,881	4.66
Covered loans	1,715	226	17.55	2,829	362	17.10
Total loans and leases held for investment	116,926	3,910	4.47	114,210	4,243	4.96
Loans held for sale	1,540	49	4.28	3,494	91	3.46
Total loans and leases	118,466	3,959	4.46	117,704	4,334	4.92
Total earning assets	160,812	4,732	3.93	156,935	5,053	4.30
Nonearning assets	23,793			24,909
Total assets	$184,605			$181,844

Liabilities and Shareholders' Equity
Interest-bearing deposits:
Interest checking	$18,536	9	0.07	$19,419	12	0.08
Money market and savings	49,240	53	0.14	48,417	48	0.13
Time deposits and IRAs	23,421	119	0.68	27,497	176	0.86
Foreign office deposits - interest-bearing	743	―	0.07	658	―	0.09
Total interest-bearing deposits	91,940	181	0.26	95,991	236	0.33
Short-term borrowings	3,531	4	0.13	4,659	6	0.16
Long-term debt	22,234	401	2.41	18,811	446	3.17
Total interest-bearing liabilities	117,705	586	0.66	119,461	688	0.77
Noninterest-bearing deposits	36,720			33,456
Other liabilities	6,401			7,176
Shareholders' equity	23,779			21,751
Total liabilities and shareholders' equity	$184,605			$181,844

Average interest-rate spread			3.27			3.53

Net interest income/ net interest margin		$4,146	3.44%		$4,365	3.71%

Taxable-equivalent adjustment		$107			$111

Applicable ratios are annualized.
(1)	Excludes basis adjustments for fair value hedges.
(2)	Yields are on a fully taxable-equivalent basis.
(3)	Excludes trading securities.
(4)	During the first quarter of 2014, $8.3 billion of loans were transferred from direct retail lending to residential mortgage.
13

BB&T Corporation
Credit Quality
(Dollars in millions)

		As of
		Sept. 30	June 30	March 31	Dec. 31	Sept. 30
		2014	2014	2014	2013	2013
Nonperforming assets (1)
	Nonaccrual loans and leases:
	Commercial:
	Commercial and industrial	$259	$298	$334	$363	$415
	Commercial real estate—income producing properties	81	84	98	113	127
	Commercial real estate—construction and development	37	38	49	51	66
	Direct retail lending (2)	50	49	52	109	110
	Sales finance	5	5	4	5	5
	Residential mortgage (2)(3)	298	320	319	243	238
	Other lending subsidiaries (3)(4)	54	47	47	51	69
	Total nonaccrual loans and leases held for investment (4)	784	841	903	935	1,030
	Foreclosed real estate (5)	75	56	59	71	85
	Other foreclosed property	24	19	24	47	47
	Total nonperforming assets (excluding covered assets) (4)(5)	$883	$916	$986	$1,053	$1,162
Performing troubled debt restructurings (TDRs) (6)
	Commercial:
	Commercial and industrial	$90	$86	$76	$77	$74
	Commercial real estate—income producing properties	25	27	42	50	50
	Commercial real estate—construction and development	28	30	32	39	44
	Direct retail lending (2)	89	91	93	187	185
	Sales finance	20	18	19	17	18
	Revolving credit	44	46	47	48	51
	Residential mortgage—nonguaranteed (2)(3)(7)	254	814	836	785	720
	Residential mortgage—government guaranteed	437	433	387	376	383
	Other lending subsidiaries (3)(4)	151	141	132	126	200
	Total performing TDRs (4)(7)	$1,138	$1,686	$1,664	$1,705	$1,725
Loans 90 days or more past due and still accruing
	Direct retail lending (2)	13	11	10	33	34
	Sales finance	5	3	4	5	5
	Revolving credit	10	8	9	10	11
	Residential mortgage—nonguaranteed (2)	79	80	76	69	68
	Residential mortgage—government guaranteed (8)	232	254	305	296	266
	Other lending subsidiaries	―	―	4	5	4
	Total loans 90 days past due and still accruing (excluding covered loans) (8)(9)	$339	$356	$408	$418	$388
Loans 30-89 days past due
	Commercial:
	Commercial and industrial	$19	$21	$26	$35	$27
	Commercial real estate—income producing properties	5	7	14	8	13
	Commercial real estate—construction and development	1	2	3	2	2
	Direct retail lending (2)	40	41	50	132	121
	Sales finance	55	49	45	56	46
	Revolving credit	22	20	21	23	22
	Residential mortgage—nonguaranteed (2)(3)	424	513	485	454	402
	Residential mortgage—government guaranteed (10)	95	87	73	88	95
	Other lending subsidiaries (3)(4)	217	197	133	221	268
	Total loans 30-89 days past due (excluding covered loans) (4)(10)(11)	$878	$937	$850	$1,019	$996
Excludes loans held for sale.
(1)	Covered loans are considered to be performing due to the application of the accretion method. Covered loans that are contractually past due are noted below.
(2)	During the first quarter of 2014, approximately $55 million of nonaccrual loans, $94 million of performing TDRs, $22 million of loans 90 days or more past due and $83 million of loans 30-89 days past due were transferred from direct retail lending to residential mortgage.
(3)	During the fourth quarter of 2013, approximately $16 million of nonaccrual loans, $66 million of performing TDRs and $40 million of loans 30-89 days past due were transferred from other lending subsidiaries to residential mortgage.
(4)	During the fourth quarter of 2013, approximately $9 million of nonaccrual loans, $24 million of performing TDRs and $26 million of loans 30-89 days past due were sold in connection with the sale of a consumer lending subsidiary.
(5)	Excludes covered foreclosed real estate totaling $56 million, $56 million, $98 million, $121 million and $148 million at September 30, 2014, June 30, 2014, March 31, 2014, December 31, 2013 and September 30, 2013, respectively.
(6)	Excludes TDRs that are nonperforming totaling $207 million, $192 million, $213 million, $193 million, and $191 million at September 30, 2014, June 30, 2014, March 31, 2014, December 31, 2013 and September 30, 2013, respectively. These amounts are included in total nonperforming assets.
(7)	During the third quarter of 2014, approximately $540 million of performing residential mortgage TDRs were sold.
(8)	Excludes government guaranteed GNMA mortgage loans that BB&T has the right but not the obligation to repurchase that are past due 90 days or more totaling $395 million, $423 million, $486 million, $511 million and $497 million at September 30, 2014, June 30, 2014, March 31, 2014, December 31, 2013 and September 30, 2013, respectively.
(9)	Excludes covered loans past due 90 days or more totaling $229 million, $249 million, $258 million, $304 million and $364 million at September 30, 2014, June 30, 2014, March 31, 2014, December 31, 2013 and September 30, 2013, respectively.
(10)	Excludes government guaranteed GNMA mortgage loans that BB&T has the right but not the obligation to repurchase that are past due 30-89 days totaling $4 million, $3 million, $2 million, $4 million and $5 million at September 30, 2014, June 30, 2014, March 31, 2014, December 31, 2013 and September 30, 2013, respectively.
(11)	Excludes covered loans past due 30-89 days totaling $41 million, $84 million, $85 million, $88 million and $104 million at September 30, 2014, June 30, 2014, March 31, 2014, December 31, 2013 and September 30, 2013, respectively.
14

BB&T Corporation
Credit Quality
(Dollars in millions)

	As of/For the Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2014	2014	2014	2013	2013
Allowance for credit losses
Beginning balance	$1,675	$1,722	$1,821	$1,930	$1,982
Provision for credit losses (excluding covered loans)	46	83	67	71	90
Provision for covered loans	(12)	(9)	(7)	(11)	2
Charge-offs:
Commercial:
Commercial and industrial	(31)	(40)	(33)	(45)	(42)
Commercial real estate—income producing properties	(8)	(11)	(8)	(6)	(10)
Commercial real estate—construction and development	(2)	(3)	(4)	(4)	(7)
Direct retail lending (1)	(17)	(19)	(19)	(29)	(35)
Sales finance	(5)	(4)	(7)	(7)	(5)
Revolving credit	(17)	(18)	(18)	(22)	(22)
Residential mortgage-nonguaranteed (1)	(31)	(20)	(21)	(16)	(15)
Residential mortgage-government guaranteed	(1)	(1)	―	(1)	―
Other lending subsidiaries	(66)	(47)	(85)	(60)	(66)
Covered	―	(4)	(3)	(1)	(2)
Total charge-offs	(178)	(167)	(198)	(191)	(204)
Recoveries:
Commercial:
Commercial and industrial	10	10	9	13	17
Commercial real estate—income producing properties	2	3	2	5	7
Commercial real estate—construction and development	2	10	3	8	11
Direct retail lending (1)	7	7	8	9	11
Sales finance	2	2	3	2	3
Revolving credit	4	5	5	4	3
Residential mortgage-nonguaranteed (1)	1	―	1	1	―
Other lending subsidiaries	8	9	8	7	8
Total recoveries	36	46	39	49	60
Net charge-offs	(142)	(121)	(159)	(142)	(144)
Sale of subsidiary	―	―	―	(27)	―
Ending balance	$1,567	$1,675	$1,722	$1,821	$1,930
Allowance for credit losses
Allowance for loan and lease losses (excluding covered loans)	$1,425	$1,499	$1,538	$1,618	$1,712
Allowance for covered loans	79	91	104	114	126
Reserve for unfunded lending commitments	63	85	80	89	92
Total	$1,567	$1,675	$1,722	$1,821	$1,930

				As of/For the
				Nine Months Ended
				September 30
				2014	2013
Allowance for credit losses
Beginning balance				$1,821	$2,048
Provision for credit losses (excluding covered loans)				196	516
Provision for covered loans				(28)	16
Charge-offs
Commercial
Commercial and industrial				(104)	(203)
Commercial real estate—income producing properties				(27)	(69)
Commercial real estate—construction and development				(9)	(53)
Direct retail lending (1)				(55)	(119)
Sales finance				(16)	(16)
Revolving credit				(53)	(63)
Residential mortgage-nonguaranteed (1)				(72)	(63)
Residential mortgage-government guaranteed				(2)	(1)
Other lending subsidiaries				(198)	(195)
Covered				(7)	(18)
Total charge-offs				(543)	(800)
Recoveries
Commercial
Commercial and industrial				29	34
Commercial real estate—income producing properties				7	15
Commercial real estate—construction and development				15	23
Direct retail lending (1)				22	29
Sales finance				7	7
Revolving credit				14	13
Residential mortgage-nonguaranteed (1)				2	2
Other lending subsidiaries				25	27
Total recoveries				121	150
Net charge-offs				(422)	(650)
Ending balance				$1,567	$1,930
(1)	During the first quarter of 2014, $8.3 billion of loans were transferred from direct retail lending to residential mortgage.
15

BB&T Corporation
Credit Quality

	As of/For the Quarter Ended
	Sept. 30		June 30		March 31		Dec. 31		Sept. 30
	2014		2014		2014		2013		2013
Asset Quality Ratios (including covered assets)
Loans 30-89 days past due and still accruing as a
percentage of loans and leases (1)	0.77%		0.85%		0.80%		0.95%		0.95%
Loans 90 days or more past due and still accruing
as a percentage of loans and leases (1)	0.48		0.51		0.57		0.62		0.65
Nonperforming loans and leases as a
percentage of loans and leases	0.66		0.70		0.78		0.81		0.89
Nonperforming assets as a percentage of:
Total assets	0.50		0.52		0.59		0.64		0.72
Loans and leases plus foreclosed property	0.79		0.81		0.93		1.01		1.13
Net charge-offs as a percentage of average loans and leases	0.48		0.41		0.56		0.49		0.50
Allowance for loan and lease losses as a percentage of
loans and leases	1.27		1.33		1.41		1.49		1.59
Ratio of allowance for loan and lease losses to:
Net charge-offs	2.67	X	3.28	X	2.54	X	3.06	X	3.22	X
Nonperforming loans and leases	1.92		1.89		1.82		1.85		1.78
Asset Quality Ratios (excluding covered assets) (2)
Loans 30-89 days past due and still accruing as a
percentage of loans and leases (1)	0.75%		0.80%		0.74%		0.89%		0.88%
Loans 90 days or more past due and still accruing
as a percentage of loans and leases (1)	0.29		0.30		0.36		0.37		0.34
Nonperforming loans and leases as a
percentage of loans and leases	0.67		0.71		0.79		0.82		0.91
Nonperforming assets as a percentage of:
Total assets	0.48		0.49		0.54		0.58		0.65
Loans and leases plus foreclosed property	0.75		0.78		0.86		0.92		1.02
Net charge-offs as a percentage of average loans and leases	0.48		0.41		0.56		0.50		0.50
Allowance for loan and lease losses as a percentage of
loans and leases	1.22		1.27		1.34		1.42		1.51
Ratio of allowance for loan and lease losses to:
Net charge-offs	2.54	X	3.19	X	2.42	X	2.88	X	3.03	X
Nonperforming loans and leases	1.82		1.78		1.70		1.73		1.66

							As of/For the
							Nine Months Ended
							September 30
							2014		2013
Asset Quality Ratios
Including covered loans:
Net charge-offs as a percentage of average loans and leases							0.48%		0.76%
Ratio of allowance for loan and lease losses to net charge-offs							2.66	X	2.12	X
Excluding covered loans: (2)
Net charge-offs as a percentage of average loans and leases							0.48%		0.76%
Ratio of allowance for loan and lease losses to net charge-offs							2.57	X	2.03	X
Applicable ratios are annualized.
(1)	Excludes government guaranteed GNMA mortgage loans that BB&T has the right but not the obligation to repurchase. Refer to the footnotes in the Credit Quality section of this supplement for amounts related to these loans. The prior quarters have been revised to include government guaranteed mortgage loans consistent with the current presentation.
(2)	These asset quality ratios have been adjusted to remove the impact of covered loans and covered foreclosed property. Appropriate adjustments to the numerator and denominator have been reflected in the calculation of these ratios. Management believes the inclusion of covered assets in certain asset quality ratios that include nonperforming assets, past due loans or net charge-offs in the numerator or denominator results in distortion of these ratios and they may not be comparable to other periods presented or to other portfolios that were not impacted by loss share accounting.
16

BB&T Corporation
Credit Quality - Supplemental Information
(Dollars in millions)

		As of September 30, 2014
				Past Due 30-89		Past Due 90+
		Current Status		Days		Days		Total
Performing TDRs: (1)
	Commercial:
	Commercial and industrial	$89	98.9%	$1	1.1% $	―	―	% $90
	Commercial real estate—income producing properties	25	100.0	―	―	―	―	25
	Commercial real estate—construction and development	28	100.0	―	―	―	―	28
	Direct retail lending	86	96.6	3	3.4	―	―	89
	Sales finance	19	95.0	1	5.0	―	―	20
	Revolving credit	37	84.1	5	11.4	2	4.5	44
	Residential mortgage—nonguaranteed	183	72.0	54	21.3	17	6.7	254
	Residential mortgage—government guaranteed	234	53.6	80	18.3	123	28.1	437
	Other lending subsidiaries	130	86.1	21	13.9	―	―	151
	Total performing TDRs	831	73.0	165	14.5	142	12.5	1,138
Nonperforming TDRs (2)		69	33.3	23	11.1	115	55.6	207
	Total TDRs	$900	66.9	$188	14.0	$257	19.1	$1,345

			Quarter Ended
			Sept. 30	June 30	March 31	Dec. 31		Sept. 30
			2014	2014	2014	2013		2013
Net charge-offs as a percentage of average loans and leases:
		Commercial:
		Commercial and industrial	0.20%	0.30%	0.26%	0.33%		0.26%
		Commercial real estate—income producing properties	0.24	0.34	0.22	0.06		0.19
		Commercial real estate—construction and development	(0.07)	(0.96)	0.09	(0.49)		(0.75)
		Direct retail lending	0.49	0.61	0.49	0.50		0.61
		Sales finance	0.12	0.09	0.17	0.20		0.15
		Revolving credit	1.94	2.28	2.30	3.00		3.05
		Residential mortgage	0.39	0.24	0.27	0.27		0.24
		Other lending subsidiaries	2.08	1.43	3.04	2.01		2.05
		Covered	0.13	0.92	0.67	0.16		0.25
		Total loans and leases	0.48	0.41	0.56	0.49		0.50

		Total loans and leases, excluding covered loans	0.48	0.41	0.56	0.50		0.50

						Year-to-date
						Sept. 30		Sept. 30
						2014		2013
Net charge-offs as a percentage of average loans and leases:
		Commercial:
		Commercial and industrial				0.25%		0.59%
		Commercial real estate—income producing properties				0.27		0.72
		Commercial real estate—construction and development				(0.31)		1.55
		Direct retail lending				0.53		0.75
		Sales finance				0.13		0.15
		Revolving credit				2.17		2.88
		Residential mortgage				0.30		0.35
		Other lending subsidiaries				2.17		2.14
		Covered				0.59		0.86
		Total loans and leases				0.48		0.76

		Total loans and leases, excluding covered loans				0.48		0.76
Applicable ratios are annualized.
(1)	Past due performing TDRs are included in past due disclosures.
(2)	Nonperforming TDRs are included in nonaccrual loan disclosures.

17

BB&T Corporation
Preliminary Capital Information - Five Quarter Trend
(Dollars in millions, except per share data, shares in thousands)

	As of / Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2014	2014	2014	2013	2013
Selected Capital Information
Risk-based capital:
Tier 1	$17,402	$16,984	$16,699	$16,074	$15,606
Total	21,281	20,270	20,154	19,514	19,255
Risk-weighted assets (1)	140,479	140,829	137,947	136,489	138,302
Average quarterly tangible assets	179,267	177,983	175,424	172,425	173,787
Risk-based capital ratios:
Tier 1	12.4%	12.1%	12.1%	11.8%	11.3%
Total	15.1	14.4	14.6	14.3	13.9
Leverage capital ratio	9.7	9.5	9.5	9.3	9.0
Equity as a percentage of total assets	13.0	12.7	12.8	12.5	12.2
Common equity per common share	$30.04	$29.57	$29.03	$28.52	$27.59

Selected non-GAAP Capital Information (2)
Tangible common equity as a percentage of tangible assets	7.9%	7.7%	7.6%	7.3%	6.9%
Tier 1 common equity as a percentage of risk-weighted assets	10.5	10.2	10.2	9.9	9.4

Tangible common equity per common share	$19.77	$19.26	$18.77	$18.08	$17.06

Calculations of tangible common equity, Tier 1 common equity, tangible assets and related measures: (2)

Total shareholders' equity	$24,314	$23,965	$23,556	$22,809	$22,094
Less:
Preferred stock	2,603	2,603	2,603	2,603	2,603
Noncontrolling interests	76	85	94	50	45
Intangible assets	7,396	7,420	7,370	7,383	7,418
Tangible common equity	$14,239	$13,857	$13,489	$12,773	$12,028

Add:
Regulatory adjustments	560	524	607	698	975
Tier 1 common equity (Basel I)	$14,799	$14,381	$14,096	$13,471	$13,003

Total assets	$187,022	$188,012	$184,651	$183,010	$181,708
Less:
Intangible assets	7,396	7,420	7,370	7,383	7,418
Tangible assets	$179,626	$180,592	$177,281	$175,627	$174,290

Risk-weighted assets (1)	$140,479	$140,829	$137,947	$136,489	$138,302

Tangible common equity as a percentage of tangible assets	7.9%	7.7%	7.6%	7.3%	6.9%
Tier 1 common equity as a percentage of risk-weighted assets	10.5	10.2	10.2	9.9	9.4

Tangible common equity	$14,239	$13,857	$13,489	$12,773	$12,028

Outstanding shares at end of period (in thousands)	720,298	719,584	718,497	706,620	704,925

Tangible common equity per common share	$19.77	$19.26	$18.77	$18.08	$17.06
(1)	Risk-weighted assets are determined based on regulatory capital requirements. Under the regulatory framework for determining risk-weighted assets each asset class is assigned a risk-weighting of 0%, 20%, 50% or 100% based on the underlying risk of the specific asset class. In addition, off-balance sheet exposures are first converted to a balance sheet equivalent amount and subsequently assigned to one of the four risk-weightings.
(2)	Tangible common equity, Tier 1 common equity and related ratios are non-GAAP measures. BB&T's management uses these measures to assess the quality of capital and believes that investors may find them useful in their analysis of the Corporation. These capital measures are not necessarily comparable to similar capital measures that may be presented by other companies.
18

BB&T Corporation
Selected Items & Additional Information
(Dollars in millions, except per share data)

				Favorable (Unfavorable)
Selected Items				Pre-Tax	After-Tax

Third Quarter 2014
Loss on early extinguishment of debt	Debt extinguishment charges			$(122)	$(76)
Allowance release related to loan sale	Provision for credit losses			42	26
Income tax adjustment	Provision for income taxes			N/A	50

Second Quarter 2014
FHA-insured mortgage loan reserve adjustment	Other expense			(85)	(53)
Mortgage loan indemnification reserve adjustment	Loan-related expense			(33)	(21)
Income tax adjustment	Provision for income taxes			N/A	(14)

First Quarter 2014
Reallocation of partnership profit rights	Noncontrolling interests			N/A	(16)

Fourth Quarter 2013
Gain on sale of subsidiary	Other income			31	19

Third Quarter 2013
Income tax adjustment	Provision for income taxes			N/A	(235)
Owned real estate and related adjustments	Other expense			(11)	(7)

Second Quarter 2013
None				N/A	N/A

First Quarter 2013
Income tax adjustment	Provision for income taxes			N/A	(281)

	As of / Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2014	2014	2014	2013	2013

Selected Mortgage Banking Information
Income statement impact of mortgage servicing rights valuation:
MSRs fair value increase (decrease)	$(20)	$(56)	$(43)	$52	$22
MSRs hedge gains (losses)	23	60	45	(48)	(17)
Net	$3	$4	$2	$4	$5

Residential mortgage loan originations	$4,999	$4,710	$3,804	$5,344	$8,327

Residential mortgage servicing portfolio (1):
Loans serviced for others	89,936	88,595	88,239	87,434	84,025
Bank-owned loans serviced	33,490	34,154	33,703	33,722	35,618
Total servicing portfolio	123,426	122,749	121,942	121,156	119,643

Weighted-average coupon rate	4.21%	4.23%	4.23%	4.24%	4.24%
Weighted-average servicing fee	0.293	0.295	0.297	0.298	0.301

Selected Miscellaneous Information
Derivatives notional amount	$63,467	$61,504	$63,115	$59,318	$62,771
Fair value of derivatives, net	56	55	(67)	(106)	(160)
Accumulated other comprehensive income related to securities,
net of tax (2)	(220)	(179)	(204)	(289)	(163)

Common stock prices:
High	40.21	40.95	41.04	37.42	36.59
Low	35.86	36.38	36.28	32.65	33.30
End of period	37.21	39.43	40.17	37.32	33.75

Banking offices	1,842	1,844	1,824	1,825	1,824
ATMs	2,980	2,992	2,946	2,935	2,941
FTEs	32,866	33,637	33,704	33,544	33,704
(1)	Amounts reported are unpaid principal balance.
(2)	Includes the impact of the FDIC loss sharing agreements on the covered securities.
19

BB&T Corporation
Non-GAAP Reconciliations
(Dollars in millions, except per share data, shares in thousands)

	Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
Efficiency and Fee Income Ratios (1)	2014	2014	2014	2013	2013
Efficiency ratio - GAAP	67.1%	67.1%	61.2%	61.1%	62.4%
Effect of securities gains (losses), net	(0.1)	―	―	0.1	―
Effect of merger-related and restructuring charges, net	(0.3)	(0.6)	(0.3)	(0.4)	(0.2)
Effect of mortgage loan indemnification reserves	―	(1.4)	―	―	―
Effect of gain on sale of subsidiary	―	―	―	0.8	―
Effect of loss on early extinguishment of debt	(5.2)	―	―	―	―
Effect of FDIC loss share accounting	(0.3)	(0.2)	(0.1)	(0.2)	―
Effect of foreclosed property expense	(0.5)	(0.4)	(0.4)	(0.5)	(0.6)
Effect of FHA-insured mortgage loan reserve adjustment	―	(3.7)	―	―	―
Effect of owned real estate adjustments	―	―	―	―	(0.5)
Effect of amortization of intangibles	(1.0)	(1.0)	(1.1)	(1.0)	(1.0)
Efficiency ratio - reported	59.7	59.8	59.3	59.9	60.1
Fee income ratio - GAAP	40.3%	40.4%	39.7%	41.4%	38.4%
Effect of securities gains (losses), net	0.1	―	―	(0.1)	―
Effect of gain on sale of subsidiary	―	―	―	(0.8)	―
Effect of FDIC loss share accounting	3.6	3.6	3.5	3.0	3.2
Fee income ratio - reported	44.0	44.0	43.2	43.5	41.6

				Year-to-Date Sept. 30
				2014	2013
Efficiency ratio - GAAP				65.1%	59.9%
Effect of securities gains (losses), net				―	0.4
Effect of merger-related and restructuring charges, net				(0.4)	(0.5)
Effect of mortgage loan indemnification reserves				(0.5)	―
Effect of loss on early extinguishment of debt				(1.8)	―
Effect of FDIC loss share accounting				(0.2)	0.1
Effect of foreclosed property expense				(0.4)	(0.6)
Effect of FHA-insured mortgage loan reserve adjustment				(1.2)	―
Effect of owned real estate adjustments				―	(0.1)
Effect of amortization of intangibles				(1.0)	(1.2)
Efficiency ratio - reported				59.6	58.0
Fee income ratio - GAAP				40.1%	40.4%
Effect of securities gains (losses), net				―	(0.4)
Effect of FDIC loss share accounting				3.7	3.0
Fee income ratio - reported				43.8	43.0

	Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
Return on Average Tangible Common Shareholders' Equity (2)	2014	2014	2014	2013	2013
Net income available to common shareholders	$520	$425	$501	$537	$268
Plus: Amortization of intangibles, net of tax	14	15	14	16	16
Tangible net income available to common shareholders	$534	$440	$515	$553	$284

Average common shareholders' equity	$21,508	$21,193	$20,610	$19,657	$19,491
Less: Average intangible assets	7,409	7,378	7,379	7,397	7,431
Average tangible common shareholders' equity	$14,099	$13,815	$13,231	$12,260	$12,060
Return on average tangible common shareholders' equity	15.04%	12.74%	15.81%	17.91%	9.33%

				Year-to-Date Sept. 30,
				2014	2013
Net income available to common shareholders				$1,446	$1,025
Plus:
Amortization of intangibles, net of tax				43	50
Tangible net income available to common shareholders				$1,489	$1,075

Average common shareholders' equity				$21,106	$19,309
Less:
Average intangible assets				7,389	7,450
Average tangible common shareholders' equity				$13,717	$11,859

Return on average tangible common shareholders' equity				14.51%	12.11%

	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
Basel III Common Equity Tier 1 Ratio - Preliminary (3)	2014	2014	2014	2013	2013
Tier 1 common equity under Basel 1	$14,799	$14,381	$14,096	$13,471	$13,003
Adjustments	91	92	96	98	64
Common equity Tier 1 under Basel III definition	$14,890	$14,473	$14,192	$13,569	$13,067
Estimated risk-weighted assets under Basel III definition	$144,965	$145,062	$141,972	$140,670	$142,003
Basel III common equity Tier 1 ratio	10.3%	10.0%	10.0%	9.7%	9.2%
(1)				BB&T's management uses these measures in their analysis of the Corporation's performance and believes these measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods, as well as demonstrating the effects of significant gains and charges.
(2)				BB&T's management believes investors use this measure to evaluate the return on average common shareholders' equity without the impact of intangible assets and their related amortization.
(3)				Basel III capital information is preliminary and subject to change. The Basel III amounts are based upon management's preliminary interpretation of the rules adopted by the FRB, which will become effective on January 1, 2015.

20

BB&T Corporation
Non-GAAP Reconciliations
(Dollars in millions, except per share data, shares in thousands)

			Quarter Ended September 30, 2014
Certain Performance Measures (1)			GAAP	Tax Adj.	Adjusted
Income before income taxes			$695		$695
Provision for income taxes			134	$50	184
Effective tax rate			19.3%		26.5%

	Quarter Ended June 30, 2014
	Reported	FHA-insured Reserve Adj.	Mortgage Indem. Reserve Adj.	Tax Adj.	Adjusted
Net income available to common shareholders	$425	$53	$21	$14	$513
Weighted average number of diluted common shares	728,452	―	―	―	728,452
Diluted EPS	$0.58				$0.70

			Quarter Ended September 30, 2013
			GAAP	Tax Adj.	Adjusted
Net income available to common shareholders			$268	$235	$503
Weighted average number of diluted common shares			716,101	―	716,101
Diluted EPS			$0.37		$0.70

Net income			$309	$235	$544
Average assets			181,021	3	181,024
Return on average assets			0.68%		1.19%

Net income			$309	$235	$544
Average risk-weighted assets			138,276	3	138,279
Return on average risk-weighted assets			0.89%		1.56%

Net income available to common shareholders			$268	$235	$503
Average common shareholders' equity			19,491	3	19,494
Return on average common shareholders' equity			5.44%		10.22%

Tangible net income available to common shareholders			$284	$235	$519
Average tangible common shareholders' equity			12,060	3	12,063
Return on average tangible common shareholders' equity			9.33%		17.05%

Income before income taxes			$759	$	$759
Provision for income taxes			450	(235)	215
Effective tax rate			59.3%		28.3%
(1)	BB&T's management uses these measures in their analysis of the Corporation's performance and believes these measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods, as well as demonstrating the effects of significant gains and charges.

21